Exhibit 10.3

SONIM TECHNOLOGIES, INC.

FIRST AMENDMENT

TO SUBSCRIPTION AGREEMENT

This first amendment to subscription agreement (the “Amendment”) is made as of August 7, 2025 and effective (the “Amendment Effective Date”) on the second business day after this Amendment is disclosed on Form 8-K filed with the SEC, by and between Sonim Technologies, Inc., a Delaware corporation (the “Company”), and Jiang Liu (the “Subscriber”).

RECITALS

WHEREAS, the Company and the Subscriber are parties to that certain Subscription Agreement, dated as of April 29, 2024 (the “Agreement”);

WHEREAS, attached to the Agreement as Exhibit A is that certain Form of Common Stock Purchase Warrant (“Form of Warrant”);

WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Agreement;

WHEREAS, pursuant to Section 7(c) of the Agreement, the Agreement may be amended if such amendment is in writing and signed by each party to the Agreement; and

WHEREAS, the Company and the Subscriber desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the promises, representations, warranties, covenants, and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments.

Section 1.1 Amendment and Restatement of the Recitals. The first “WHEREAS” clause of the Agreement’s recitals is hereby amended and restated in its entirety to read as follows:

“WHEREAS, subject to the terms and conditions set forth in this Subscription Agreement, in an offering (the “Offering”) exempted pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), Rule 506 promulgated thereunder, or Regulation S promulgated under the Securities Act (“Regulation S”), the Company desires to issue and sell to the Subscriber, and the Subscriber desires to purchase from the Company 350,000 shares of the Company’s common stock, par value $0.001 (“Common Stock”) and 350,000 immediately exercisable warrants to purchase Common Stock for $0.75 per share in the form attached hereto as Exhibit A (the “Warrants” and together with Common Stock offered herein, the “Securities”) for the aggregate purchase price of $3,850,000 (the “Purchase Price”) for the entirety of Securities. The share amounts and the exercise price reflect the 1-for-10 reverse stock split of Common Stock effected by the Company on July 17, 2024 (the “Reverse Stock Split”)”

Section 1.2 Amendment and Restatement of Section 2(b) of the Form of Warrant. Section 2(b) of the Form of Warrant is hereby amended and restated in its entirety to read as follows:

“(b) Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $0.75, subject to adjustment hereunder (the “Exercise Price”).”

Section 2. Miscellaneous Provisions.

Section 2.1 For the avoidance of doubt, the purpose of this Amendment is to amend the Exercise Price of the Warrant following the Reverse Stock Split from $11 to $0.75, and not to amend the number of shares of Common Stock for which the Warrant is exercisable.

Section 2.2 The relevant provisions of the Agreement shall apply hereto mutatis mutandis.

Section 2.3 This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which, when taken together, will constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the (signature) thereon, provided such signature page is attached to any other counterpart identical thereto. The execution of this Amendment may be effected by facsimile and/or electronically transmitted signatures, all of which shall be treated as originals; provided, however, that the party receiving a copy hereof with a facsimile and/or electronically transmitted signature may, by written notice to the other, require the prompt delivery of an original signature to evidence and confirm the delivery of the facsimile signature. Each party intends to be bound by its respective facsimile and/or electronically transmitted signature, and is aware that the other party will rely thereon, and each party waives any defenses to the enforcement of this Amendment delivered by facsimile and/or electronic transmission.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the Amendment Effective Date.

COMPANY:

Sonim Technologies, Inc., a Delaware corporation

By:	/s/ Clay Crolius
Name:	Clay Crolius
Title:	Chief Financial Officer

[Signature Page to First Amendment to Subscription Agreement]

SUBSCRIBER:

Jiang Liu

/s/ Jiang Liu

[Signature Page to First Amendment to Subscription Agreement]